EXHIBIT 25
                              POWER OF ATTORNEY

     We, the undersigned officers and/or directors of Intelogic Trace, Inc., hereby severally constitute and appoint Asher B. Edelman, Mark S. Helwege and Mike R. Ellis and each of them, our true and lawful attorneys with full power to each of them to sign for us and in our names in the capacities indicated below, the Annual Report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K filed herewith and any and all amendments to said Annual Report, and generally to do all such things in our names and on our behalf in our capacities as officers and/or directors to enable Intelogic Trace, Inc. to comply with the provisions of the Securities Exchange Act of 1934 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney(s) to said Annual Report and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed by the following persons in the capacities and on the dates indicated.

     Signature                  Capacity                        Date
     ---------                  --------                        ----

  ASHER B. EDELMAN         Director, Chairman of           November 10, 1994
 (Asher B. Edelman)        the Board of Directors,
                           Office of the President

____________________       Director, Office of             November __, 1994
 (Mark S. Helwege)         the President, Chief
                           Executive Officer

____________________       Vice President and              November __, 1994
  (Mike R. Ellis)          Chief Financial Officer
                           (Principal Financial and
                           Accounting Officer)

____________________       Director                        November __, 1994
(Gerald N. Agranoff)

____________________       Director                        November __, 1994
 (Leon Botstein)

____________________       Director                        November __, 1994
 (Daniel R. Kail)

____________________       Director                        November __, 1994
(Michael E. Schultz)